UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 28, 2011
Associated Banc-Corp
(Exact name of registrant as specified in its charter)

Wisconsin	001-31343	39-1098068

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1200 Hansen Road, Green Bay,
Wisconsin	54304

(Address of principal executive	(Zip Code)
offices)
Registrant’s telephone number, including area code: 920-491-7000
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On March 28, 2011, Associated Banc-Corp (the “Company”) completed its public offer and sale of $300,000,000 aggregate principal amount of the Company’s 5.125% senior notes due 2016 (the “Notes”). The Company has notified its banking regulators and the U.S. Department of the Treasury (the “U.S. Treasury”) of its intent to use a portion of the net proceeds to repurchase on April 6, 2011 an aggregate of $262.5 million of the $525 million of the Fixed Rate Cumulative Perpetual Preferred Stock, Series A, par value $1.00 per share, that it issued to the U.S. Treasury as part of the U.S. Treasury’s Capital Purchase Program. The Company intends to use the remaining proceeds of the offering of the Notes for general corporate purposes, including the repayment of its 6.75% subordinated notes at their maturity on August 15, 2011.
The Notes were issued pursuant to an Indenture, dated as of March 14, 2011, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Indenture”). The issuance and sale of the Notes and the terms of the Notes and the Indenture are more fully described in a prospectus supplement dated March 21, 2011 to the prospectus dated December 17, 2008 filed with the Securities and Exchange Commission as part of the Company’s Registration Statement on Form S-3 (Registration No. 333-156251) filed on December 17, 2008. The Indenture, which governs the terms of the Notes, and the Global Note representing the Notes (the “Global Note”) are filed as Exhibits 4.1 and 4.2, respectively, to this Report on Form 8-K and are incorporated by reference herein. The descriptions of the Indenture and the Global Note do not purport to be complete and are qualified in their entirety by reference to such exhibits.
In connection with the issuance and sale of the Notes, Katten Muchin Rosenman LLP has delivered an opinion to the Company, attached as Exhibit 5.1 to this Report on Form 8-K and is incorporated by reference herein, that the Notes constitute valid and binding obligations of the Company.
On March 28, 2011, the Company issued a press release announcing that it closed its public offer and sale of the Notes, attached as Exhibit 99.1 to this Report on Form 8-K and is incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
The following exhibits are being filed as part of this Report on Form 8-K:

Exhibit No.	Description

4.1	Indenture, dated as of March 14, 2011, between Associated Banc-Corp and The Bank of New York Mellon Trust Company, N.A.

4.2	Global Note dated as of March 28, 2011 representing $300,000,000 5.125% Senior Notes due 2016.

5.1	Opinion of Katten Muchin Rosenman LLP.

23.1	Consent of Katten Muchin Rosenman LLP (included in Exhibit 5.1).

99.1	Press release announcing the closing of the public offer and sale of the Notes, dated March 28, 2011.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Associated Banc-Corp

March 28, 2011	By: Name:	/s/ Brian R. Bodager Brian R. Bodager
	Title:	Chief Administrative Officer, General Counsel & Corporate Secretary

Exhibit Index

Exhibit No.	Description

4.1	Indenture, dated as of March 14, 2011, between Associated Banc-Corp and The Bank of New York Mellon Trust Company, N.A.

4.2	Global Note dated as of March 28, 2011 representing $300,000,000 5.125% Senior Notes due 2016.

5.1	Opinion of Katten Muchin Rosenman LLP.

23.1	Consent of Katten Muchin Rosenman LLP (included in Exhibit 5.1).

99.1	Press release announcing the closing of the public offer and sale of the Notes, dated March 28, 2011.